UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 24, 2011

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 24, 2011, BPZ Resources, Inc. (“the Company”) held its 2011 Annual Meeting of Shareholders. The following table presents the final voting results for the items that were presented for shareholder approval:

Director	Votes For	Votes Withheld
Gordon Gray	61,747,491	437,267
Stephen C. Beasley	61,869,247	315,511

		Votes		Broker
Proposal No. 2	Votes For	Against	Abstentions	Non-votes
Ratify the appointment of BDO USA, LLP as the Company’s independent public accountants	87,187,415	312,716	68,020	—

		Votes		Broker
Proposal No. 3	Votes For	Against	Abstentions	Non-votes
Approve the BPZ Resources, Inc. Employee Stock Purchase Plan	61,273,756	846,029	64,973	25,383,393

		Votes		Broker
Proposal No. 4	Votes For	Against	Abstentions	Non-votes
Approve, by non-binding vote, the compensation of our named executive officers	61,479,930	607,000	97,828	25,383,393

Proposal No. 5	One Year	Two Years	Three Years	Abstentions
Recommend, by non-binding vote, the frequency of the advisory vote on compensation of named executive officers	24,378,413	327,364	37,339,541	139,440

In summary, the result of the votes on matters submitted to security holders is:

(i)            All two nominated directors were elected to serve for respective terms of 3 years;

(ii)           The appointment of BDO USA, LLP as the independent auditors for 2011 was ratified;

(iii)          The BPZ Resources, Inc. Employee Stock Purchase Plan was approved;

(iv)          The stockholders approved, by a non-binding vote, the compensation of our named executive officers; and

(v)           The stockholders recommended, by a non-binding vote, three years as their preferred frequency of future advisory votes on compensation for named executive officers.

In light of the results on the advisory vote on the frequency of future advisory votes on compensation of our named executive officers (“say-on-pay”), and consistent with the Board’s recommendation, the Board has determined that the Company will hold a say-on-pay vote every three years until the next shareholder vote regarding the frequency of the say-on-pay vote, or the Board otherwise determines that a different frequency for such advisory vote is in the best interest of the Company.

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: June 28, 2011	By:	/s/ Manuel Pablo Zúñiga-Pflücker
	Name:	Manuel Pablo Zúñiga-Pflücker
	Title:	President and Chief Executive Officer

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